RMBS New Issue Transaction

Computational Materials

$209,291,415 (approximate)

 GMSI 2003-1

Mortgage Pass-Through Certificates

Adjustable Rate Residential Mortgage Loans

GreenPoint Mortgage Funding Inc.

Seller and Servicer

DRAFT

August 18, 2003

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  The information contained herein (“Information”) is confidential and may not be copied, shown, disclosed or distributed to any other person.  The Information is preliminary, subject to change without notice, and may be incomplete or condensed.  No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein.  The Information supersedes information contained in any prior term sheet for this transaction.

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.  These Computational Materials are furnished to you solely by Terwin Capital LLC (“Terwin”) and not by the issuer of the securities (the “Issuer”) or any of its affiliates.  The Issuer has not prepared or taken part in the preparation of these materials.  None of Terwin, the Issuer nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein.  As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication.  A final prospectus and prospectus supplement may be obtained by contacting the Terwin Trading Desk  at (212) 561-8100.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FOR ADDITIONAL INFORMATION PLEASE CALL:  Pat Doyle (415) 438-7515

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  The information contained herein (“Information”) is confidential and may not be copied, shown, disclosed or distributed to any other person.  The Information is preliminary, subject to change without notice, and may be incomplete or condensed.  No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein.  The Information supersedes information contained in any prior term sheet for this transaction.

DEAL STRUCTURE SUMMARY:

GMSI 2003-1

$ 209,291,415 (Approximate, Subject to Final Collateral)

Adjustable Rate Residential Mortgage Loans

Class	Principal Balance	WAL	Initial Coupon[1]	Expected Rating
A-1	$203,536,000	2.54 yrs	4.4572%	AAA
M-1	$ 2,825,000	4.20 yrs	4.4572%	AA
M-2	$ 1,046,000	4.20 yrs	4.4572%	A
M-3	$ 837,000	4.20 yrs	4.4572%	BBB
B-1	$ 315,000	5.73 yrs	4.4572%	BB
B-2	$ 314,000	5.73 yrs	4.4572%	B
B-3 R	$ 418,415 0	5.73 yrs	4.4572%	NR
Total	$209,291,415

1 After the initial distribution date, the per-annum pass-through rate on the certificates will equal the weighted average of the net interest rates on the mortgage loans.

Depositor:

GreenPoint Mortgage Securities Inc.

Lead Manager:

Terwin Capital LLC

Trustee:

JPMorgan Chase Bank

Rating Agencies:

[S&P or Moody’s] will rate the Certificates. It is expected that the Certificates will be assigned the credit ratings on page 6 of this preliminary Term Sheet.

Cut-off Date:

August 1, 2003.

Closing Date:

On or about August [29], 2003.

Distribution Dates:

The 25th day of each month (or if not a business day, the next succeeding business day), commencing in September 2003.

Certificates:

The “Senior Certificates” will consist of the Class A-1 Certificates (the “Class A-1 Certificates”). The “Subordinate Certificates” will consist of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates.  The “Residual Certificates” will consist of Class R Certificates (the “Class R Certificates”) and will represent the residual interest in the REMIC.  The Senior Certificates, the Subordinate Certificates and the Residual Certificates are collectively referred to herein as the “Certificates”. Only the Class A-1, Class M-1, Class M-2, and Class M-3 Certificates (collectively, the “Offered Certificates”) are being offered publicly.

Registration:

The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

Federal Tax Treatment:

The Trust will make a REMIC election.  It is anticipated that, for federal income tax purposes the Certificates, other than the Class R Certificates, will represent ownership of REMIC regular interests.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  The information contained herein (“Information”) is confidential and may not be copied, shown, disclosed or distributed to any other person.  The Information is preliminary, subject to change without notice, and may be incomplete or condensed.  No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein.  The Information supersedes information contained in any prior term sheet for this transaction.

ERISA Eligibility:

The Class A-1 Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the A-1 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:

The Class A-1 and the Class M-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Clean-Up Call:

The terms of the transaction allow for a termination of the Trust and retirement of the Certificates once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans (the “Clean-Up Call Date”) as of the Cut-off Date.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:

The Trust will consist of approximately 494 adjustable rate Mortgage Loans in aggregate secured by first liens on residential properties. Generally, after the initial five year fixed rate period, the interest rate and payment on the Mortgage Loans adjust semi-annually based on six month Libor.  The first payment rate adjustment is restricted to a maximum of 5% over the initial rate with subsequent adjustments restricted to 1% as limited by a life of loan payment rate cap.  All of the Mortgage Loans have original terms to maturity of 30 years.  Approximately 81.4% of the Mortgage Loans pay interest only during the initial five year fixed rate period and thereafter amortize over the remaining 25 years to maturity.  The information on the Mortgage Loans described herein is based on the cut-off date pool of approximately $209,291,415 aggregate principal balance of Mortgage Loans. All Mortgage Loans are originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

Accrued Interest:

The Certificates will settle with accrued interest.

Net WAC:

The “Net WAC” of the Mortgage Loans is equal to the weighted average mortgage loan rate of the related Mortgage Loans less the servicing fee and trustee fee of 1.1bp per annum.

Accrual Period:

For any Distribution Date, the Offered Certificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date.

Delay Days:

24 delay days.

Principal and Interest

The Servicer will make cash advances with respect to delinquent

Advancing:

scheduled payments of principal and interest on any Mortgage Loan serviced by it, to they extent they are deemed recoverable.

Compensating Interest:

The Servicer will provide compensating interest for the prepayment interest shortfalls only to the extent described in the Prospectus Supplement.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  The information contained herein (“Information”) is confidential and may not be copied, shown, disclosed or distributed to any other person.  The Information is preliminary, subject to change without notice, and may be incomplete or condensed.  No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein.  The Information supersedes information contained in any prior term sheet for this transaction.

Credit Enhancement:

Senior/subordinate, shifting interest structure.

Certificates	S&P/or Moody's	Bond Sizes	Initial Subordination
Senior Certificates	AAA	[97.25]%	[2.75]%
Class M-1	AA	[1.35]%	[1.40]%
Class M-2	A	[0.50]%	[0.90]%
Class M-3	BBB	[0.40]%	[0.50]%
Class B-1	BB	[0.15]%	[0.35]%
Class B-2	B	[0.15]%	[0.20]%
Class B-3	NR	[0.20]%	[0.00]%

Shifting Interest:

Until the first Distribution Date occurring after August 2008, the Subordinate Certificates will be locked out from receipt of all unscheduled principal prepayments (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the Prospectus Supplement), in addition to receiving their pro-rata share of scheduled principal, the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments.

The prepayment percentages on the Subordinate Certificates are as follows:

September 2003 – August 2008:

   0% Pro Rata Share

September 2008 – August 2009:

30% Pro Rata Share

September 2009 – August 2010:

40% Pro Rata Share

September 2010 – August 2011:

60% Pro Rata Share

September 2011 – August 2012:

80% Pro Rata Share

September 2012 and after:

             100% Pro Rata Share

Notwithstanding the foregoing, and subject to performance triggers, if prior to the Distribution Date in September 2006, the credit enhancement provided by the Subordinate Certificates doubles, then the Subordinate Certificates will be entitled to 50% of their pro-rata share of unscheduled principal prepayments. Subsequently, if the credit enhancement provided by the Subordinate Certificates has doubled on or after the Distribution Date in September 2006, then the Subordinate Certificates will be entitled to their pro-rata share of unscheduled principal prepayments.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  The information contained herein (“Information”) is confidential and may not be copied, shown, disclosed or distributed to any other person.  The Information is preliminary, subject to change without notice, and may be incomplete or condensed.  No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein.  The Information supersedes information contained in any prior term sheet for this transaction.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the applicable current senior percentage (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off date), the related Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans regardless of any prepayment percentages as described above.

Allocation of

Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations (starting with the Class B-3 Certificates), in each case until the respective class principal balance has been reduced to zero; thereafter, to Senior Certificates in reduction of their Certificate principal balance.

Certificates’ Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1) To the Class A-1 Certificates accrued and unpaid interest at the related Certificate Interest Rate on the Class Principal

2) To the Class A-1 Certificates, as principal, the related Senior Principal Distribution Amount as described below under the heading “Distributions of Principal”;

3)

To each Class of Subordinate Certificates, interest and principal in increasing order of numerical class designation;  and

4)

To the Class R Certificates, the remainder (which is expected to be zero).

Distributions of

Principal:

On each Distribution Date, an amount up to the Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class A-1 Certificates until the Class A-1 Principal Balance has been reduced to zero.

On each Distribution Date, an amount up to the amount of the Subordinate Principal Distribution Amount, for that Distribution Date, will be distributed to the Subordinate Certificates, to the extent of the aggregate Available Funds remaining after distribution of interest and principal to the Senior Certificates.  Each Class of Subordinate Certificates will be entitled to receive its pro-rata share, based on its respective Class Principal Balance.  Distributions of principal to the Subordinate Certificates will be made on each Distribution Date sequentially in the order of their numerical class designation beginning with the Class M-1 Certificates, until each class of Subordinate Certificates has received its respective pro rata share of the Subordinate Principal Amount for that Distribution Date.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  The information contained herein (“Information”) is confidential and may not be copied, shown, disclosed or distributed to any other person.  The Information is preliminary, subject to change without notice, and may be incomplete or condensed.  No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein.  The Information supersedes information contained in any prior term sheet for this transaction.

Bond Summary

To Initial Coupon Reset

Class A-1          15CPR          20CPR          25CPR          30CPR          35CPR          40CPR

Avg. Life:          3.26 yrs         2.87 yrs         2.54 yrs         2.24 yrs         1.97 yrs         1.79 yrs

First Pay:            9/03               9/03               9/03              9/03               9/03               9/03

Last Pay

:            8/08               8/08               8/08              8/08               8/08               8/08

Class M-1           15CPR          20CPR          25CPR          30CPR          35CPR          40CPR

Avg. Life:             4.72 yrs        4.47 yrs.        4.20 yrs.        3.97 yrs.       3.71 yrs.        3.46 yrs.

First Pay:               9/03             9/03               9/03              9/03              9/03               9/03

Last Pay:

 8/08              8/08               8/08              8/08              8/08               8/08

Class M-2          15CPR          20CPR          25CPR          30CPR           35CPR          40CPR

Avg. Life:            4.72 yrs.        4.47 yrs.       4.20 yrs.        3.97 yrs.        3.71 yrs.       3.46 yrs.

First Pay:              9/03               9/03             9/03               9/03               9/03              9/03

Last Pay:              8/08               8/08             8/08               8/08               8/08              8/08

Class M-3          15CPR          20CPR          25CPR          30CPR           35CPR          40CPR

Avg. Life:            4.72 yrs.       4.47 yrs.        4.20 yrs.        3.97 yrs.         3.71 yrs.       3.46 yrs.

First Pay:               9/03              9/03               9/03               9/03               9/03              9/03

Last Pay:               8/08               8/08              8/08                8/08              8/08              8/08

To Maturity

Class B-1           15CPR           20CPR          25CPR          30CPR          35CPR          40CPR

Avg. Life:            8.90 yrs         6.89 yrs.        5.73 yrs.        4.97 yrs.       4.37 yrs.        3.89 yrs

First Pay:

9/03                 9/03               9/03              9/03              9/03              9/03

Last Pay:             8/33                 8/33               8/33               8/33              8/33              1/32

Class B-2           15CPR           20CPR          25CPR          30CPR          35CPR          40CPR

Avg. Life:            8.90 yrs.

       6.89 yrs.        5.73 yrs.        4.97 yrs.        4.37 yrs.        3.89 yrs.

First Pay:              9/03               9/03              9/03               9/03               9/03              9/03

Last Pay:

8/33                8/33              8/33               8/33               8/33              1/32

Class B-3           15CPR           20CPR          25CPR           30CPR          35CPR          40CPR

Avg. Life:            8.90 yrs.         6.89 yrs.        5.73 yrs         4.97 yrs.        4.37 yrs.        3.89 yrs.

First Pay:              9/03                9/03               9/03               9/03               9/03              9/03

Last Pay:               8/33                8/33               8/33               8/33               8/33              1/32

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  The information contained herein (“Information”) is confidential and may not be copied, shown, disclosed or distributed to any other person.  The Information is preliminary, subject to change without notice, and may be incomplete or condensed.  No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein.  The Information supersedes information contained in any prior term sheet for this transaction.

Total Number of Loans:	494
Total Balance:	$209,291,415	Min	Max
Average Loan Current Balance:	$423,667	$50,000	$1,906,000
Wgt avg Original LTV:	64.19%	13.69%	80.00%
Wgt avg Coupon:	4.726%	3.875%	6.375%
Wgt avg FICO:	735	680	828
Wgt avg age (months):	1	0	7
%Prepay penalties:	19.64%
% Interest Only:	81.38%
% First Liens:	100.00%

Current Interest Rate	Count	Current Balance ($)	Percentage (%)
3.751% - 4.000%	11	4,272,965	2.04
4.001% - 4.250%	33	13,377,500	6.39
4.251% - 4.500%	113	49,895,200	23.84
4.501% - 4.750%	140	64,211,100	30.68
4.751% - 5.000%	117	48,949,500	23.39
5.001% - 5.250%	45	16,166,800	7.72
5.251% - 5.500%	24	9,133,400	4.36
5.501% - 5.750%	9	2,819,950	1.35
5.751% - 6.000%	1	105,000	0.05
6.251% - 6.500%	1	360,000	0.17
Total:	494	209,291,415	100.00

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  The information contained herein (“Information”) is confidential and may not be copied, shown, disclosed or distributed to any other person.  The Information is preliminary, subject to change without notice, and may be incomplete or condensed.  No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein.  The Information supersedes information contained in any prior term sheet for this transaction.

FICO	Count	Current Balance ($)	Percentage (%)
680 - 699	101	44,029,550.00	21.04
700 - 719	87	35,128,700.00	16.78
720 - 739	92	34,408,265.00	16.44
740 - 759	76	35,149,450.00	16.79
760 - 779	74	33,208,000.00	15.87
780 - 799	54	24,091,550.00	11.51
800 - 819	9	3,077,900.00	1.47
820 - 839	1	198,000.00	0.09
Total:	494	209,291,415.00	100

Current Balance	Count	Current Balance ($)	Percentage (%)
<= $100,000	24	1,916,000	0.92
$100,001 - $200,000	75	11,698,265	5.59
$200,001 - $300,000	73	18,597,350	8.89
$300,001 - $322,700	18	5,653,650	2.70
$322,701 - $400,000	79	29,010,600	13.86
$400,001 - $500,000	95	42,752,250	20.43
$500,001 - $600,000	43	23,563,450	11.26
$600,001 - $700,000	24	15,501,200	7.41
$700,001 -$800,000	28	21,077,200	10.07
$800,001 -$900,000	8	6,913,750	3.30
$900,001 - $1,000,000	11	10,784,750	5.15
$1,000,001 - $2,000,000	16	21,822,950	10.43
Total:	494	209,291,415	100.00

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  The information contained herein (“Information”) is confidential and may not be copied, shown, disclosed or distributed to any other person.  The Information is preliminary, subject to change without notice, and may be incomplete or condensed.  No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein.  The Information supersedes information contained in any prior term sheet for this transaction.

Original LTV	Count	Current Balance ($)	Percentage (%)
10.01 - 15.00	2	455,000	0.22
15.01 - 20.00	1	1,500,000	0.72
20.01 - 25.00	2	807,500	0.39
25.01 - 30.00	3	1,064,000	0.51
30.01 - 35.00	9	3,557,450	1.70
35.01 - 40.00	14	4,154,850	1.99
40.01 - 45.00	19	9,673,000	4.62
45.01 - 50.00	21	10,974,000	5.24
50.01 - 55.00	30	16,993,450	8.12
55.01 - 60.00	57	33,011,215	15.77
60.01 - 65.00	52	20,925,000	10.00
65.01 - 70.00	64	24,278,850	11.60
70.01 - 75.00	86	30,716,100	14.68
75.01 - 80.00	134	51,181,000	24.45
Total:	494	209,291,415	100.00

Documentation Type	Count	Current Balance ($)	Percentage (%)
Full	231	95,737,065	45.74
Reduced	263	113,554,350	54.26
Total:	494	209,291,415	100.00

Occupancy	Count	Current Balance ($)	Percentage (%)
Owner Occupied	441	196,354,165	93.82
Non Owner Occupied	37	7,678,650	3.67
2nd Home	16	5,258,600	2.51
Total:	494	209,291,415	100.00

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  The information contained herein (“Information”) is confidential and may not be copied, shown, disclosed or distributed to any other person.  The Information is preliminary, subject to change without notice, and may be incomplete or condensed.  No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein.  The Information supersedes information contained in any prior term sheet for this transaction.

State	Count	Current Balance ($)	Percentage (%)
CA	253	118,971,400	56.84
GA	28	9,688,965	4.63
AZ	19	8,827,250	4.22
NY	16	8,310,650	3.97
MA	12	7,811,000	3.73
CO	27	7,329,700	3.50
NC	22	6,133,600	2.93
OR	12	5,024,000	2.40
FL	20	4,978,650	2.38
VA	13	4,684,100	2.24
Other	72	27,532,100	13.15
Total:	494	209,291,415	100.00

Purpose	Count	Current Balance ($)	Percentage (%)
Refi Cashout	121	55,011,900	26.28
Refi Rate/Term	224	95,087,300	45.43
Purchase	149	59,192,215	28.28
Total:	494	209,291,415	100.00

Product	Count	Current Balance ($)	Percentage (%)
5/25 Fully Amortizing	92	34,920,550	16.69
5/25 IO	402	174,370,865	83.31
Total:	494	209,291,415	100.00

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  The information contained herein (“Information”) is confidential and may not be copied, shown, disclosed or distributed to any other person.  The Information is preliminary, subject to change without notice, and may be incomplete or condensed.  No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein.  The Information supersedes information contained in any prior term sheet for this transaction.

Property Type	Count	Current Balance ($)	Percentage (%)
2-4 Family	6	2,322,250	1.11
Single Family Residence	327	146,262,050	69.88
PUD	122	48,383,665	23.12
Condo	33	8,983,200	4.29
Hi-rise Condo	6	3,340,250	1.60
Total:	494	209,291,415	100.00

Lien Position	Count	Current Balance ($)	Percentage (%)
First	494	209,291,415	100.00
Total:	494	209,291,415	100.00

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  The information contained herein (“Information”) is confidential and may not be copied, shown, disclosed or distributed to any other person.  The Information is preliminary, subject to change without notice, and may be incomplete or condensed.  No representation or warranty is made as to the accuracy of the Information or the reasonableness of the assumptions contained herein.  The Information supersedes information contained in any prior term sheet for this transaction.